Exhibit 10.11

                               STRATUS PROPERTIES INC.
                               1998 STOCK OPTION PLAN

                                      SECTION 1


               Purpose. The purpose of the Stratus Properties Inc. 1998 Stock Option Plan (the "Plan") is to motivate and reward key employees, consultants and advisers by giving them a proprietary interest in the Company's continued success.


                                      SECTION 2


               Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

               "Award" shall mean any Option, Stock Appreciation Right, Limited Right or Other Stock-Based Award.

               "Award Agreement" shall mean any notice of grant, written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

               "Board" shall mean the Board of Directors of the Company.

               "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

               "Committee" shall mean a committee of the Board designated by the Board to administer the Plan and composed of not fewer than two directors, each of whom, to the extent necessary to comply with Rule 16b-3 only, is a "non-employee director" within the meaning of Rule 16b-3 and, to the extent necessary to comply with Section 162(m) only, is an "outside director" under Section 162(m). Until otherwise determined by the Board, the Committee shall be the Corporate Personnel Committee of the Board.

               "Company" shall mean Stratus Properties Inc.

               "Designated Beneficiary" shall mean the beneficiary designated by the Participant, in a manner determined by the Committee, to receive the benefits due the Participant under the Plan in the event of the Participant's death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant's estate.

               "Eligible Individual" shall mean (i) any person providing services as an officer of the Company or a Subsidiary, whether or not employed by such entity, including any such person who is also a director of the Company, (ii) any employee of the Company or a Subsidiary, including any director who is also an employee of the Company or a Subsidiary, (iii) any officer or employee of an entity with which the Company has contracted to receive executive, management or legal services who provides services to the Company or a Subsidiary through such arrangement, (iv) any consultant or adviser to the Company, a Subsidiary or to an entity described in clause (iii) hereof who provides services to the Company or a Subsidiary through such arrangement and (v) any person who has agreed in writing to become a person

<Page 1>

          described  in
          clauses (i), (ii), (iii) or (iv) within not more than 30 days following the date of grant of such person's first Award under the Plan.

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

               "Incentive Stock Option" shall mean an option granted  under
          Section 6 of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

               "Limited Right" shall mean any right granted under Section 8 of the Plan.

               "Nonqualified Stock Option" shall mean an option granted under Section 6 of the Plan that is not intended to be an Incentive Stock Option.

               "Offer" shall mean any tender offer, exchange offer or series of purchases or other acquisitions, or any combination of those transactions, as a result of which any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall beneficially own more than 40% of all classes and series of the Company's stock outstanding, taken as a whole, that has voting rights with respect to the election of directors of the Company (not including any series of preferred stock of the Company that has the right to elect directors only upon the failure of the Company to pay dividends).

               "Offer Price" shall mean the highest price per Share paid in any Offer that is in effect at any time during the period beginning on the ninetieth day prior to the date on which a Limited Right is exercised and ending on and including the date of exercise of such Limited Right. Any securities or property that comprise all or a portion of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price at the higher of (i) the valuation placed on such securities or property by the person or persons making such Offer, or (ii) the valuation, if any, placed on such securities or property by the Committee or the Board.

               "Option"  shall  mean  an   Incentive  Stock  Option  or   a
          Nonqualified Stock Option.

               "Other Stock-Based Award" shall mean any right or award granted under Section 9 of the Plan.

               "Participant" shall mean any Eligible Individual granted an Award under the Plan.

               "Person"   shall   mean    any   individual,    corporation,
          partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

               "Rule 16b-3" shall mean Rule 16b-3 under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

               "SAR" shall mean any Stock Appreciation Right.

               "SEC" shall mean the Securities and Exchange Commission, including the staff thereof, or any successor thereto.

               "Section 162(m)" shall mean Section 162(m) of the Code and all regulations promulgated thereunder as in effect from time to time.

               "Shares" shall mean the shares of Common Stock, par value $0.01 per share, of the Company and such other securities of the Company or a Subsidiary as the Committee may from time to time designate.

               "Stock Appreciation Right" shall mean any right granted under Section 7 of the Plan.

               "Subsidiary" shall mean (i) any corporation or other entity in which the Company possesses directly or indirectly equity interests representing at least 50% of the total ordinary voting power or at least 50% of the total value of all classes of equity interests of such corporation or other entity and (ii) any other entity in which the Company has a direct or indirect economic interest that is designated as a Subsidiary by the Committee.


                                      SECTION 3

                    (a) Administration. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an Eligible Individual; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, whole Shares, other whole securities, other Awards, other property or other cash amounts payable by the Company upon the exercise of that or other Awards, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable by the Company with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any
          Subsidiary, any Participant, any holder or beneficiary of any Award, any stockholder of the Company and any Eligible Individual.

                    (b) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers of the Company the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Eligible Individuals who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

                                      SECTION 4

               Eligibility. Any Eligible Individual shall be eligible to be granted an Award.


                                      SECTION 5

                    (a)  Shares  Available   for   Awards.     Subject   to
          adjustment as provided in Section 5(b):

                         (i)  Calculation of Number of Shares Available.

                              (A) The number of Shares with respect to which Awards payable in Shares may be granted under the Plan shall be 850,000, plus, to the extent authorized by the Board, the number of Shares reacquired by the Company in the open market or in private transactions for an aggregate price no greater than the cash proceeds received by the Company from the exercise of options granted under the Plan. Awards that by their terms may be settled only in cash shall not be counted against the maximum number of Shares provided herein.

                              (B) Grants of Stock Appreciation Rights, Limited Rights and Other Stock-Based Awards not granted in tandem with Options and payable only in cash may relate to no more than 850,000 Shares.

                              (C) Any Shares granted under the Plan that are forfeited because of failure to meet an Award contingency or condition shall again be available for grant pursuant to new Awards under the Plan.

                              (D) To the extent any Shares covered by an Award are not issued because the Award is forfeited or canceled or the Award is settled in cash, such Shares shall again be available for grant pursuant to new Awards under the Plan.

                              (E) To the extent that Shares are delivered to pay the exercise price of an Option or are delivered or withheld by the Company in payment of the withholding taxes relating to an Award, the number of Shares so delivered or withheld shall become Shares with respect to which Awards may be granted.

                         (ii) Substitute Awards. Any Shares delivered by the Company, any Shares with respect to which Awards are made by the Company, or any Shares with respect to which the Company becomes obligated to make Awards, through the assumption of, or in substitution for, outstanding awards previously granted by an acquired company or a company with which the Company combines, shall not be counted against the Shares available for Awards under the Plan.

                         (iii) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist of authorized and unissued Shares or of treasury Shares, including Shares held by the Company or a Subsidiary and Shares acquired in the open market or otherwise obtained by the Company or a Subsidiary.

                         (iv) Individual Limit. Any provision of the Plan to the contrary notwithstanding, no individual may receive in any year Awards under the Plan, whether payable in cash or Shares, that relate to more than 250,000 Shares.

                    (b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, Subsidiary securities, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in its sole discretion and in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and
          (iii) the grant or exercise price with respect to any Award and, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award and, if deemed appropriate, adjust outstanding Awards to provide the rights contemplated by Section 9(b) hereof; provided, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate
          Section 422(b)(1) of the Code or any successor provision thereto and, with respect to all Awards under the Plan, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the requirements for full deductibility under Section 162(m); and provided further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.


                                      SECTION 6

                    (a) Stock Options. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Eligible Individuals to whom Options shall be granted, the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, Nonqualified Stock Options or both. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be required by Section 422 of the Code, as from time to time amended, and any implementing regulations. Except in the case of an Option granted in assumption of or substitution for an outstanding award of a company acquired by the Company or with which the Company combines, the exercise price of any Option granted under this Plan shall not be less than 100% of the fair market value of the underlying Shares on the date of grant.

                    (b) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter, provided, however, that in no event may any Option granted hereunder be exercisable after the expiration of 10 years after the date of such grant. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any condition relating to the application of Federal or state securities laws, as it may deem necessary or advisable.

                    (c) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by applying cash amounts payable by the Company upon the exercise of such Option or other Awards by the holder thereof or by exchanging whole Shares owned by such holder (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash, cash equivalents, cash amounts so
          payable by the Company upon exercises of Awards and the fair market value of any such whole Shares so tendered to the Company, valued (in accordance with procedures established by the Committee) as of the effective date of such exercise, is at least equal to such option price.


                                      SECTION 7

                    (a)  Stock  Appreciation  Rights.     Subject  to   the
          provisions of the Plan, the Committee shall have sole and complete authority to determine the Eligible Individuals to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Award of Stock Appreciation Rights, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to any other Award. Stock Appreciation Rights granted in tandem with or in addition to an Option or other Award may be granted either at the same time as the Option or other Award or at a later time. Stock Appreciation Rights shall not be exercisable after the expiration of 10 years after the date of grant. Except in the case of a Stock Appreciation Right granted in assumption of or substitution for an outstanding award of a company acquired by the Company or with which the Company combines, the grant price of any Stock Appreciation Right granted under this Plan shall not be less than 100% of the fair market value of the Shares covered by such Stock Appreciation Right on the date of grant or, in the case of a Stock Appreciation Right granted in tandem with a then outstanding Option or other Award, on the date of grant of such related Option or Award.

                    (b) A Stock Appreciation Right shall entitle the holder thereof to receive upon exercise, for each Share to which the SAR relates, an amount equal to the excess, if any, of the fair market value of a Share on the date of exercise of the Stock Appreciation Right over the grant price. Any Stock Appreciation Right shall be settled in cash, unless the Committee shall determine at the time of grant of a Stock Appreciation Right that it shall or may be settled in cash, Shares or a combination of cash and Shares.


                                      SECTION 8

                    (a) Limited Rights. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Eligible Individuals to whom Limited Rights shall be granted, the number of Shares to be covered by each Award of Limited Rights, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Limited Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to any Award. Limited Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time. Limited Rights shall not be exercisable after the expiration of 10 years after the date of grant and shall only be exercisable during a period determined at the time of grant by the Committee beginning not earlier than one day and ending not more than ninety days after the expiration date of an Offer. Except in the case of a Limited Right granted in assumption of or substitution for an outstanding award of a company acquired by the Company or with which the Company combines, the grant price of any Limited Right granted under this Plan shall not be less than 100% of the fair market value of the Shares covered by such Limited Right on the date of grant or, in the case of a Limited Right granted in tandem with a then outstanding Option or other Award, on the date of grant of such related Option or Award.

                    (b) A Limited Right shall entitle the holder thereof to receive upon exercise, for each Share to which the Limited Right relates, an amount equal to the excess, if any, of the Offer Price on the date of exercise of the Limited Right over the grant price. Any Limited Right shall be settled in cash, unless the Committee shall determine at the time of grant of a Limited Right that it shall or may be settled in cash, Shares or a combination of cash and Shares.


                                      SECTION 9

                    (a) Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Individuals an "Other Stock-Based Award", which shall consist of an Award, the value of which is based in whole or in part on the value of Shares, that is not an instrument or Award specified in Sections 6 through 8 of this Plan. Other Stock-Based Awards may be awards of Shares or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible or exchangeable into or exercisable for Shares), as deemed by the
          Committee consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of any such Other Stock-Based Award and may provide that such awards would be payable in whole or in part in cash. Except in the case of an Other Stock-Based Award granted in assumption of or in substitution for an outstanding award of a company acquired by the Company or with which the Company combines, the price at which securities may be purchased pursuant to any Other Stock-Based Award granted under this Plan, or the provision, if any, of any such Award that is analogous to the purchase or exercise price, shall not be less than 100% of the fair market value of the securities to which such Award relates on the date of grant.

                    (b) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award, whether made as an Other Stock-Based Award under this Section 9 or as an Award granted pursuant to Sections 6 through 8 hereof, may provide the holder thereof with dividends or dividend equivalents, payable in cash, Shares, Subsidiary securities, other securities or other property on a current or deferred basis.


                                     SECTION 10

                    (a) Amendments to the Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval necessary to qualify Awards as "performance based" compensation under Section 162(m) or any successor provision if such qualification is deemed necessary or advisable by the  Committee.
           Notwithstanding anything to the  contrary contained herein,  the
          Committee may amend the Plan in  such manner as may be  necessary for the Plan to conform with local rules and regulations in any jurisdiction outside the United States.

                    (b) Amendments to Awards. The Committee may amend, modify or terminate any outstanding Award at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation, to change the date or dates as of which an Award becomes exercisable. Notwithstanding the foregoing, no amendment, modification or termination may impair the rights of a holder of an Award under such Award without the consent of the holder.

                    (c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 5(b) hereof) affecting the Company, or the financial statements of the Company or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

                    (d) Cancellation. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to such canceled Award. The determinations of value under this subparagraph shall be made by the Committee in its sole discretion.


                                     SECTION 11

                    (a) Award Agreements. Each Award hereunder shall be evidenced by a writing delivered to the Participant that shall specify the terms and conditions thereof and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement or other termination of employment of the Participant and the effect thereon, if any, of a change in control of the Company.

                    (b) Withholding. (i) A Participant may be required to pay to the Company, and the Company shall have the right to deduct from all amounts paid to a Participant (whether under the Plan or otherwise), any taxes required by law to be paid or withheld in respect of Awards hereunder to such Participant. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payment of any Award.

                         (ii) At any time that a Participant is required to pay to the Company an amount required to be withheld under the applicable tax laws in connection with the issuance of shares of Common Stock under the Plan, the Participant may, if permitted by the Committee, satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the issuance shares of Common Stock having a value equal to the amount required to be withheld. The value of the shares withheld shall be based on the fair market value of the Common Stock on the date that the amount of tax to be withheld shall be determined in accordance with applicable tax laws (the "Tax Date").

                         (iii) Each Election must be made prior to the Tax Date. The Committee may suspend or terminate the right to make Elections at any time.

                         (iv) A Participant may also satisfy his or her total tax liability related to the Award by delivering Shares owned by the Participant. The value of the Shares delivered shall be based on the fair market value of the Shares on the Tax Date.

                    (c) Transferability. No Awards granted hereunder may be transferred, pledged, assigned or otherwise encumbered by a Participant except: (i) by will; (ii) by the laws of descent and distribution; (iii) pursuant to a domestic relations order, as defined in the Code, if permitted by the

          Committee  and  so
          provided in the Award Agreement or an amendment thereto; or (iv) if permitted by the Committee and so provided in the Award Agreement or an amendment thereto, Options and Limited Rights granted in tandem therewith may be transferred or assigned (a) to Immediate Family Members, (b) to a partnership in which Immediate Family Members, or entities in which Immediate Family Members are the owners, members or beneficiaries, as appropriate, are the partners, (c) to a limited liability company in which Immediate Family Members, or entities in which Immediate Family Members are the owners, members or beneficiaries, as appropriate, are the members, or (d) to a trust for the benefit of Immediate Family Members; provided, however, that no more than a de minimus beneficial interest in a partnership, limited liability company or trust described in (b), (c) or (d) above may be owned by a person who is not an Immediate Family Member or by an entity that is not beneficially owned solely by Immediate Family Members. "Immediate Family Members" shall be defined as the spouse and natural or adopted children or grandchildren of the Participant and their spouses. To the extent that an Incentive Stock Option is permitted to be transferred during the lifetime of the Participant, it shall be treated thereafter as a Nonqualified Stock Option. Any attempted assignment, transfer, pledge, hypothecation or other disposition of Awards, or levy of attachment or similar process upon Awards not specifically permitted herein, shall be null and void and without effect. The designation of a Designated Beneficiary shall not be a violation of this Section 11(c).

                    (d) Share Certificates. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                    (e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, stock appreciation rights and other types of Awards provided for hereunder (subject to stockholder approval of any such arrangement if approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

                    (f) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of or as a consultant or adviser to the Company or any Subsidiary or in the employ of or as a consultant or adviser to any other entity providing services to the Company.
           The Company or any Subsidiary or any such entity may at any time
          dismiss  a  Participant   from  employment,   or  terminate   any
          arrangement pursuant to which the Participant provides services to the Company or a Subsidiary, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement. No Eligible Individual or other person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Eligible Individuals, Participants or holders or beneficiaries of Awards.

                    (g)  Governing Law.   The  validity, construction,  and
          effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

                    (h) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

                    (i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

                    (j) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

                    (k) Headings. Headings are given to the subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.


                                     SECTION 12

               Term of the Plan. Subject to Section 10(a), the Plan shall remain in effect until all Awards permitted to be granted under the Plan have either been satisfied, expired or canceled under the terms of the Plan and any restrictions imposed on Shares in connection with their issuance under the Plan have lapsed.